UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest reported event):  August 14, 2003


                                  YP.NET, INC.
               (Exact name of registrant as specified in charter)


       NEVADA                     000-24217                    85-0206668
  (State  or  other              (Commission                 (IRS  Employer
   jurisdiction of               File  Number)             Identification  No.)
   incorporation)


  4840 EAST JASMINE STREET, SUITE 105, MESA, ARIZONA              85205
     (Address  of  principal  executive  offices)              (Zip  Code)


       Registrant's telephone number, including area code:  (480) 654-9646


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.  The following documents are filed as exhibits to this report:

             99.1        Press release issued August 13, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED UNDER ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

     The information contained in this Current Report is intended to be furnished under Item 12, "Results of Operations and Financial Condition," and is provided under Item 9 pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     A copy of the press release issued by YP.Net, Inc. on August 13, 2003, announcing its results of operations and financial condition for the quarter ended June 30, 2003, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            YP.NET,  INC.

Date:  August  14,  2003                    /s/  ANGELO  TULLO
                                            ------------------
                                            Angelo  Tullo,
                                            Chief  Executive  Officer


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